                             PACIFIC CAPITAL FUNDS
                   CLASS Y -- INSTITUTIONAL SHARES PROSPECTUS

                        SUPPLEMENT DATED MARCH 24, 2000
                      TO PROSPECTUS DATED DECEMBER 1, 1999

   Capitalized terms not defined in this Supplement have the same meaning assigned to them in the Prospectus.

   The "Fees and Expenses" table and "Expense Example" in the section entitled "RISK/RETURN SUMMARY AND FUND EXPENSES" on page 34 for the Short Intermediate U.S. Treasury Fund are deleted in their entirety and replaced as follows:

                                              FEES AND EXPENSES
                                    The fees and expenses for Class Y Shares are based upon the actual operating expenses for the fiscal year ended July 31, 1999.

                                                ANNUAL FUND OPERATING EXPENSES(1)
                                                (FEES PAID FROM FUND ASSETS)        Y SHARES
                                                Management fee                       0.50%
                                                Other expenses                       0.44%
                                                Total Fund operating expenses        0.94%

                                    (1) The Adviser is limiting the Management fee to 0.30%. The Administrator is waiving a portion of the Administration fee so that Other expenses were 0.39%. TOTAL FUND OPERATING EXPENSES AFTER THESE FEE WAIVERS FOR CLASS Y SHARES WERE 0.69%. These expense limitations may be revised or canceled at any time.
                                              EXPENSE EXAMPLE

                                                                                     1       3      5       10
                                                                                   YEAR   YEARS  YEARS   YEARS
                                                CLASS Y SHARES                     $96    $300   $520   $1,155

                                                              12/99PCP0028/SUP01

As an investor in the Short
   Intermediate U.S. Treasury
   Securities Fund, you will
   pay the following fees and
   expenses. Annual Fund
   operating expenses are
   paid out of Fund assets,
   and are reflected in the
   share price. If you
   purchase shares through a
   broker or other investment
   representative, including
   an affiliate of Pacific
   Century, they may charge
   you an account-level fee
   for additional services
   provided to you in
   connection with your
   investment in the Fund.
Use this table to compare fees
   and expenses of the Fund with
   those of other funds. It
   illustrates the amount of
   fees and expenses you would
   pay assuming the following:

  - $10,000 investment in the
    Fund

  - 5% annual return

  - redemption at the end of
    each period

  - no changes in the Fund's
    operating expenses

Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.